TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2021 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
FIXED INCOME SECURITIES — 98.7% of Net Assets
ASSET-BACKED SECURITIES — 10.5%
321 Henderson Receivables LLC (17-1A-A) 3.99% (1)	08/16/60	$213,807	$236,764
Aimco CLO, Ltd. (20-11A-A2) 1.52% (3 mo. USD LIBOR + 1.300%)(1),(2)	10/15/31	1,000,000	1,001,590
Allegro CLO XII, Ltd. (20-1A-B) 1.00% (3 mo. USD LIBOR + 0.700%)(1),(2)	01/21/32	475,000	475,665
Bayview Commercial Asset Trust (03-2-A) 0.98% (1 mo. USD LIBOR + 0.870%)(1),(2)	12/25/33	289,833	285,557
Bayview Commercial Asset Trust (04-1-A) 0.65% (1 mo. USD LIBOR + 0.540%)(1),(2)	04/25/34	252,732	252,819
Bayview Commercial Asset Trust (04-2-A) 0.75% (1 mo. USD LIBOR + 0.645%)(1),(2)	08/25/34	250,534	248,002
Bayview Commercial Asset Trust (04-3-A1) 0.66% (1 mo. USD LIBOR + 0.555%)(1),(2)	01/25/35	134,675	132,625
Blackrock Rainier CLO VI, Ltd. (21-6A-A) 1.89% (3 mo. USD LIBOR + 1.700%)(1),(2)	04/20/33	700,000	701,056
Brazos Higher Education Authority, Inc. (10-1-A2) 1.39% (3 mo. USD LIBOR + 1.200%)(2)	02/25/35	2,200,000	2,252,400
Cedar Funding CLO, Ltd. (20-12A-A) 1.49% (3 mo. USD LIBOR + 1.270%)(1),(2)	10/25/32	1,375,000	1,376,994
Cedar Funding VI CLO, Ltd. (16-6A-BR) 1.82% (3 mo. USD LIBOR + 1.600%)(1),(2)	10/20/28	350,000	349,825
CIT Education Loan Trust (07-1-A) 0.29% (3 mo. USD LIBOR + 0.090%)(1),(2)	03/25/42	588,819	566,753
CoreVest American Finance Trust (19-1-XA) (I/O) 2.16% (1),(4)	03/15/52	1,852,885	127,243
CoreVest American Finance Trust (20-1-A2) 2.30% (1)	03/15/50	470,000	471,786
CoreVest American Finance Trust (20-3-XA) (I/O) 3.61% (1),(4)	08/15/53	2,011,874	308,742
CoreVest American Finance Trust (20-3-XB) (I/O) 2.56% (1),(4)	08/15/53	1,650,000	281,921
Dryden CLO, Ltd. (20-85A-A1) 1.56% (3 mo. USD LIBOR + 1.350%)(1),(2)	10/15/32	1,375,000	1,377,940
Education Loan Asset-Backed Trust I (13-1-A2) 0.91% (1 mo. USD LIBOR + 0.800%)(1),(2),(5)	04/26/32	1,200,249	1,204,192
EFS Volunteer No 2 LLC (12-1-A2) 1.46% (1 mo. USD LIBOR + 1.350%)(1),(2)	03/25/36	1,156,487	1,181,387
FORT CRE LLC (18-1A-A1) 1.46% (1 mo. USD LIBOR + 1.350%)(1),(2)	11/16/35	452,915	453,886
GCO Education Loan Funding Master Trust II (06-2AR-A1RN) 0.76% (1 mo. USD LIBOR + 0.650%)(1),(2)	08/27/46	2,024,394	2,015,217
Global SC Finance SRL (14-1A-A2) 3.09% (1)	07/17/29	145,000	146,426
Goal Capital Funding Trust (06-1-B) 0.64% (3 mo. USD LIBOR + 0.450%)(2)	08/25/42	203,151	190,840
ITE Rail Fund Levered LP (21-1A-A) 2.25% (1)	02/28/51	418,187	416,149
Magnetite VII, Ltd. (12-7A-A1R2) 1.04% (3 mo. USD LIBOR + 0.800%)(1),(2)	01/15/28	410,000	409,118
Nelnet Student Loan Trust (14-4A-A2) 1.06% (1 mo. USD LIBOR + 0.950%)(1),(2)	11/25/48	575,000	585,198
North Carolina State Education Assistance Authority (11-1-A3) 1.12% (3 mo. USD LIBOR + 0.900%)(2)	10/25/41	1,449,383	1,465,179
OHA Credit Funding, Ltd. (20-7A-A) 1.47% (3 mo. USD LIBOR + 1.250%)(1),(2)	10/19/32	1,400,000	1,401,750
Palmer Square CLO, Ltd. (18-1A-A1) 1.25% (3 mo. USD LIBOR + 1.030%)(1),(2)	04/18/31	600,000	600,090
Palmer Square Loan Funding Ltd. (20-2A-A2) 1.77% (3 mo. USD LIBOR + 1.550%)(1),(2)	04/20/28	350,000	350,228
Park Avenue Institutional Advisers CLO, Ltd. (21-1A-A2) 1.95% (3 mo. USD LIBOR + 1.750%)(1),(2)	01/20/34	420,000	420,882
Rockford Tower CLO, Ltd. (20-1A-D) 4.00% (3 mo. USD LIBOR + 3.750%)(1),(2)	01/20/32	900,000	904,693
Scholar Funding Trust (12-B-A2) 1.22% (1 mo. USD LIBOR + 1.100%)(1),(2)	03/28/46	649,334	660,842
SLC Student Loan Trust (04-1-B) 0.49% (3 mo. USD LIBOR + 0.290%)(2)	08/15/31	269,008	248,524
SLC Student Loan Trust (06-1-B) 0.39% (3 mo. USD LIBOR + 0.210%)(2)	03/15/55	364,394	330,904
SLM Student Loan Trust (04-2-B) 0.69% (3 mo. USD LIBOR + 0.470%)(2)	07/25/39	308,826	292,241
SLM Student Loan Trust (05-9-B) 0.52% (3 mo. USD LIBOR + 0.300%)(2)	01/25/41	373,731	349,920
SLM Student Loan Trust (07-6-B) 1.07% (3 mo. USD LIBOR + 0.850%)(2)	04/27/43	126,205	119,480
SLM Student Loan Trust (07-7-B) 0.97% (3 mo. USD LIBOR + 0.750%)(2)	10/27/70	150,000	136,561
SLM Student Loan Trust (08-2-B) 1.42% (3 mo. USD LIBOR + 1.200%)(2)	01/25/83	225,000	212,122
SLM Student Loan Trust (08-3-B) 1.42% (3 mo. USD LIBOR + 1.200%)(2)	04/26/83	225,000	210,625
SLM Student Loan Trust (08-4-B) 2.07% (3 mo. USD LIBOR + 1.850%)(2)	04/25/73	515,000	511,090
SLM Student Loan Trust (08-5-B) 2.07% (3 mo. USD LIBOR + 1.850%)(2)	07/25/73	260,000	255,882
SLM Student Loan Trust (08-6-B) 2.07% (3 mo. USD LIBOR + 1.850%)(2)	07/26/83	225,000	221,734

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2021 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
SLM Student Loan Trust (08-7-B) 2.07% (3 mo. USD LIBOR + 1.850%)(2)	07/26/83	$305,000	$304,603
SLM Student Loan Trust (08-8-B) 2.47% (3 mo. USD LIBOR + 2.250%)(2)	10/25/75	260,000	261,657
SLM Student Loan Trust (08-9-B) 2.47% (3 mo. USD LIBOR + 2.250%)(2)	10/25/83	260,000	262,021
Store Master Funding I-VII (19-1-A2) 3.65% (1)	11/20/49	500,866	514,249
Structured Receivables Finance LLC (10-A-B) 7.61% (1)	01/16/46	550,272	621,974
Structured Receivables Finance LLC (10-B-B) 7.97% (1)	08/15/36	341,056	412,638
Student Loan Consolidation Center (02-2-B2) 1.65% (28 day Auction Rate)(1),(2)	07/01/42	1,050,000	968,558
TCI-Flatiron CLO, Ltd. (16-1A-BR2) 1.84% (3 mo. USD LIBOR + 1.600%)(1),(2)	01/17/32	280,000	280,161
Voya CLO, Ltd. (14-3A-A1R) 0.94% (3 mo. USD LIBOR + 0.720%)(1),(2)	07/25/26	220,648	220,651

Total Asset-backed Securities (Cost: $28,723,905)			29,589,354

MORTGAGE-BACKED SECURITIES—58.6%
Commercial Mortgage-backed Securities — Agency —3.5%
BMO SBA COOF Trust (19-1-A) (I/O) 1.70% (1),(4)	10/25/45	8,878,813	531,757
COOF Securitization Trust II (15-2-A1) (I/O) 2.41% (1),(4)	08/25/41	5,274,245	371,456
Fannie Mae, Pool #464398 5.97%	01/01/40	555,206	659,823
Fannie Mae, Pool #464400 5.97%	01/01/40	420,611	499,866
Fannie Mae, Pool #AN3542 3.41%	11/01/46	1,128,310	1,170,710
Fannie Mae (11-M5-A2) (ACES) (I/O) 1.09% (4)	07/25/21	1,508,894	2,953
Fannie Mae (16-M11-X2) (ACES) (I/O) 2.83% (4)	07/25/39	1,679,408	68,329
Fannie Mae (19-M29-X4) (ACES) (I/O) 0.70% (4)	03/25/29	7,900,000	333,320
Freddie Mac Multifamily Structured Pass Through Certificates (K023-X3) (I/O) 1.69% (4)	10/25/40	12,555,000	282,107
Freddie Mac Multifamily Structured Pass Through Certificates (K032-X3) (I/O) 1.66% (4)	10/25/41	4,020,000	144,254
Freddie Mac Multifamily Structured Pass Through Certificates (K039-X3) (I/O) 2.11% (4)	08/25/42	3,110,000	229,607
Freddie Mac Multifamily Structured Pass Through Certificates (K057-X1) (I/O) 1.18% (4)	07/25/26	5,259,725	280,998
Freddie Mac Multifamily Structured Pass Through Certificates (K722-X1) (I/O) 1.31% (4)	03/25/23	16,532,515	304,218
Freddie Mac Multifamily Structured Pass Through Certificates (K735-X3) (I/O) 2.15% (4)	05/25/47	3,750,000	369,449
Freddie Mac Multifamily Structured Pass Through Certificates (Q013-XPT2) (I/O) 1.81%	05/25/27	4,162,975	170,787
Freddie Mac Multifamily Structured Pass-Through Certificates (19-P002-X) (I/O) 1.14% (4)	07/25/33	1,295,000	142,689
Freddie Mac Multifamily Structured Pass-Through Certificates (K015-X3) (I/O) 2.82% (4)	08/25/39	4,000,000	33,393
Freddie Mac Multifamily Structured Pass-Through Certificates (K021-X3) (I/O) 1.97% (4)	07/25/40	3,475,000	82,035
Freddie Mac Multifamily Structured Pass-Through Certificates (K022-X3) (I/O) 1.81% (4)	08/25/40	2,500,000	57,666
Freddie Mac Multifamily Structured Pass-Through Certificates (K025-X3) (I/O) 1.75% (4)	11/25/40	5,400,000	141,628
Freddie Mac Multifamily Structured Pass-Through Certificates (K027-X3) (I/O) 1.71% (4)	01/25/41	4,095,000	116,178
Freddie Mac Multifamily Structured Pass-Through Certificates (K031-X1) (I/O) 0.20% (4)	04/25/23	56,165,038	225,160
Freddie Mac Multifamily Structured Pass-Through Certificates (K031-X3) (I/O) 1.66% (4)	07/25/41	4,500,000	147,991
Freddie Mac Multifamily Structured Pass-Through Certificates (K034-X1) (I/O) 0.08% (4)	07/25/23	26,896,058	58,573
Freddie Mac Multifamily Structured Pass-Through Certificates (K040-X3) (I/O) 2.04% (4)	11/25/42	4,875,000	322,952
Freddie Mac Multifamily Structured Pass-Through Certificates (K049-X3) (I/O) 1.55% (4)	10/25/43	2,330,000	140,748
Freddie Mac Multifamily Structured Pass-Through Certificates (K060-X3) (I/O) 1.89% (4)	12/25/44	2,500,000	233,882
Freddie Mac Multifamily Structured Pass-Through Certificates (K726-X1) (I/O) 0.88% (4)	04/25/24	12,832,440	271,042
Freddie Mac Multifamily Structured Pass-Through Certificates (K728-X3) (I/O) 1.95% (4)	11/25/45	3,455,000	217,931
Freddie Mac Multifamily Structured Pass-Through Certificates (K732-X3) (I/O) 2.17% (4)	05/25/46	2,400,000	203,363
Freddie Mac Multifamily Structured Pass-Through Certificates (KC05-X1) (I/O) 1.20% (4)	06/25/27	7,979,576	430,182
Freddie Mac Multifamily Structured Pass-Through Certificates (KIR1-X) (I/O) 1.06% (4)	03/25/26	8,552,180	377,801
Freddie Mac Multifamily Structured Pass-Through Certificates (KLU2-X1) (I/O) 1.03% (4)	08/25/29	4,970,603	360,756
Freddie Mac Multifamily Structured Pass-Through Certificates (KS11-XFX) (I/O) 1.60% (4)	06/25/29	2,290,000	239,581
Freddie Mac Multifamily Structured Pass-Through Certificates (KW01-X3) (I/O) 4.09% (4)	03/25/29	690,000	116,619
Freddie Mac Multifamily Structured Pass-Through Certificates (Q010-XPT2) (I/O) 0.36%	08/25/24	5,566,098	39,801
Ginnie Mae (12-139-IO) (I/O) 0.76% (4)	02/16/53	5,928,090	175,425

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2021 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Ginnie Mae (13-52-IO) (I/O) 0.43% (4)	02/16/55	$9,886,646	$94,451
Ginnie Mae (09-114-IO) (I/O) 0.03% (4)	10/16/49	5,246,610	656
Ginnie Mae (10-148-IO) (I/O) 0.29% (4)	09/16/50	5,575,853	64,130
Ginnie Mae (11-10-IO) (I/O) 0.00% (3),(4)	12/16/45	508,807	412
Ginnie Mae (11-105-IO) (I/O) 0.00% (3),(4)	09/16/51	5,853,051	4,072
Ginnie Mae (11-152-IO) (I/O) 0.11% (4)	08/16/51	2,427,635	3,932
Ginnie Mae (11-42-IO) (I/O) 0.00% (3),(4)	08/16/50	2,815,685	551
Ginnie Mae (12-4-IO) (I/O) 0.04% (4)	05/16/52	7,335,205	12,011
Ginnie Mae (14-103-IO) (I/O) 0.18% (4)	05/16/55	3,489,791	42,377
Ginnie Mae (14-125-IO) (I/O) 0.82% (4)	11/16/54	2,174,957	83,888

Total Commercial Mortgage-backed Securities — Agency (Cost: $13,367,632)			9,861,510

Commercial Mortgage-backed Securities — Non-Agency —11.1%
BAMLL Commercial Mortgage Securities Trust (18-PARK-A) 4.09% (1),(4)	08/10/38	590,000	663,113
BBCMS Mortgage Trust (17-C1-XA) (I/O) 1.45% (4)	02/15/50	3,903,364	258,881
BBCMS Mortgage Trust (18-C2-A5) 4.31%	12/15/51	430,000	491,402
Benchmark Mortgage Trust (19-B10-3CCB) 3.90% (1),(4)	03/15/62	435,000	420,304
Benchmark Mortgage Trust (19-B14-225D) 3.29% (1),(4)	12/15/62	535,000	506,531
Benchmark Mortgage Trust (20-B17-A5) 2.29%	03/15/53	1,040,000	1,035,628
Benchmark Mortgage Trust (20-IG3-BXC) 3.54% (1),(4)	09/15/48	555,000	540,421
BF Mortgage Trust (19-NYT-E) 2.61% (1 mo. USD LIBOR + 2.500%)(1),(2)	12/15/35	525,000	512,768
BX Commercial Mortgage Trust (18-IND-G) 2.16% (1 mo. USD LIBOR + 2.050%)(1),(2)	11/15/35	360,500	361,306
BX Commercial Mortgage Trust (20-FOX-E) 3.71% (1 mo. USD LIBOR + 3.600%)(1),(2)	11/15/32	910,000	914,832
BX Trust (19-OC11-A) 3.20% (1)	12/09/41	265,000	277,631
CALI Mortgage Trust (19-101C-A) 3.96% (1)	03/10/39	680,000	761,381
CALI Mortgage Trust (19-101C-E) 4.32% (1),(4)	03/10/39	315,000	305,298
Citigroup Commercial Mortgage Trust (12-GC8-XA) (I/O) 1.74% (1),(4),(6)	09/10/45	2,951,790	53,092
Citigroup Commercial Mortgage Trust (14-GC21-XD) (I/O) 1.36% (1),(4)	05/10/47	5,456,382	188,112
Citigroup Commercial Mortgage Trust (15-GC35-XA) (I/O) 0.78% (4)	11/10/48	6,801,329	183,936
Citigroup Commercial Mortgage Trust (19-PRM-X) (I/O) 1.18% (1),(4)	05/10/36	14,000,000	433,511
COMM Mortgage Trust (12-LC4-XB) (I/O) 0.54% (1),(4)	12/10/44	18,671,016	87,255
COMM Mortgage Trust (13-CR11-XA) (I/O) 0.92% (4)	08/10/50	9,741,484	195,950
COMM Mortgage Trust (13-CR12-XA) (I/O) 1.11% (4)	10/10/46	9,257,593	222,615
COMM Mortgage Trust (13-LC13-XA) (I/O) 1.12% (4)	08/10/46	7,848,718	171,619
COMM Mortgage Trust (14-CR18-XA) (I/O) 1.00% (4)	07/15/47	6,669,864	176,224
COMM Mortgage Trust (14-CR21-XA) (I/O) 0.86% (4)	12/10/47	17,240,903	455,418
COMM Mortgage Trust (20-CBM-XCP) (I/O) 0.49% (1),(4)	02/10/37	6,870,000	152,322
COMM Mortgage Trust (20-CX-E) 2.68% (1),(4)	11/10/46	370,000	340,211
CPT Mortgage Trust (19-CPT-A) 2.87% (1)	11/13/39	1,165,000	1,209,352
DBGS Mortgage Trust (18-5BP-E) 2.01% (1 mo. USD LIBOR + 1.900%)(1),(2)	06/15/33	685,000	675,553
DBWF Mortgage Trust (16-85T-A) 3.79% (1)	12/10/36	615,000	678,620
DC Office Trust (19-MTC-A) 2.97% (1)	09/15/45	550,000	574,848
Grace Trust (20-GRCE-A) 2.35% (1)	12/10/40	1,350,000	1,334,973
Grace Trust (20-GRCE-D) 2.68% (1),(4)	12/10/40	1,249,000	1,185,629
Grace Trust (20-GRCE-F) 2.68% (1),(4)	12/10/40	376,000	333,954
Grace Trust (20-GRCE-X) (I/O) 0.30% (1),(4)	12/10/40	10,620,000	288,506
GS Mortgage Securities Corp. II (05-ROCK-A) 5.37% (1)	05/03/32	490,000	566,773
GS Mortgage Securities Corp. Trust (20-UPTN-XA) (I/O) 0.35% (1),(4)	02/10/37	3,150,000	41,812
GS Mortgage Securities Trust (11-GC3-X) (I/O) 0.17% (1),(4)	03/10/44	4,615,781	1,859
GS Mortgage Securities Trust (12-GC6-XB) (I/O) 0.20% (1),(4),(6)	01/10/45	17,397,372	29,539
GS Mortgage Securities Trust (12-GCJ7-XB) (I/O) 0.44% (1),(4)	05/10/45	34,082,467	133,075
GS Mortgage Securities Trust (14-GC18-XB) (I/O) 0.10% (4)	01/10/47	66,563,000	299,996
GS Mortgage Securities Trust (16-GS2-XA) (I/O) 1.75% (4)	05/10/49	4,271,204	321,276
Hudson Yards Mortgage Trust (19-30HY-A) 3.23% (1)	07/10/39	560,000	597,963
Hudson Yards Mortgage Trust (19-55HY-A) 2.94% (1),(4)	12/10/41	550,000	575,646
Hudson Yards Mortgage Trust (19-55HY-F) 2.94% (1),(4)	12/10/41	150,000	140,199
ILPT Trust (19-SURF-A) 4.15% (1)	02/11/41	240,000	269,953
JPMBB Commercial Mortgage Securities Trust (14-C24-XA) (I/O) 0.92% (4)	11/15/47	7,947,670	189,051
JPMBB Commercial Mortgage Securities Trust (14-C21-XA) (I/O) 0.99% (4)	08/15/47	1,846,936	49,443
JPMBB Commercial Mortgage Securities Trust (14-C23-XA) (I/O) 0.63% (4)	09/15/47	10,957,332	194,964
JPMBB Commercial Mortgage Securities Trust (15-C29-XD) (I/O) 0.50% (1),(4)	05/15/48	26,458,000	496,913
JPMCC Commercial Mortgage Securities Trust (17-JP5-XA) (I/O) 1.01% (4)	03/15/50	13,513,829	584,642

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2021 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
JPMorgan Chase Commercial Mortgage Securities Trust (11-C3-XB) (I/O) 0.57% (1),(4)	02/15/46	$53,523,365	$684,818
JPMorgan Chase Commercial Mortgage Securities Trust (12-HSBC-XA) (I/O) 1.43% (1),(4),(6)	07/05/32	4,324,190	62,483
JPMorgan Chase Commercial Mortgage Securities Trust (12-LC9-XA) (I/O) 1.49% (4)	12/15/47	6,785,372	132,777
JPMorgan Chase Commercial Mortgage Securities Trust (13-LC11-XA) (I/O) 1.25% (4)	04/15/46	22,209,807	454,929
JPMorgan Chase Commercial Mortgage Securities Trust (19-OSB-A) 3.40% (1)	06/05/39	585,000	631,636
JPMorgan Chase Commercial Mortgage Securities Trust (19-OSB-C) 3.75% (1),(4)	06/05/39	150,000	159,398
Manhattan West Mortgage Trust (20-1MW-A) 2.13% (1)	09/10/39	695,000	700,449
MFT Mortgage Trust (20-B6-C) 3.28% (1),(4)	08/10/40	220,000	215,486
MFT Trust (20-ABC-C) 3.48% (1),(4)	02/10/42	175,000	169,688
MFT Trust (20-ABC-D) 3.48% (1),(4)	02/10/42	180,000	167,560
MKT Mortgage Trust (20-525M-A) 2.69% (1)	02/12/40	335,000	342,376
Morgan Stanley Bank of America Merrill Lynch Trust (15-C22-XA) (I/O) 1.03% (4)	04/15/48	8,845,121	272,021
Morgan Stanley Bank of America Merrill Lynch Trust (15-C24-XA) (I/O) 0.72% (4)	05/15/48	9,981,913	270,039
Morgan Stanley Bank of America Merrill Lynch Trust (16-C31-XA) (I/O) 1.34% (4)	11/15/49	7,399,302	413,482
Morgan Stanley Capital I Trust (12-C4-XA) (I/O) 2.06% (1),(4),(6)	03/15/45	5,218,384	41,422
Morgan Stanley Capital I Trust (19-L2-A3) 3.81%	03/15/52	460,000	505,981
Morgan Stanley Capital I Trust (19-L2-A4) 4.07%	03/15/52	980,000	1,103,860
Morgan Stanley Capital I Trust (20-CNP-A) 2.43% (1),(4)	04/05/42	650,000	650,995
One Bryant Park Trust (19-OBP-A) 2.52% (1)	09/15/54	1,295,000	1,313,387
SFAVE Commercial Mortgage Securities Trust (15-5AVE-A2A) 3.66% (1),(4)	01/05/43	805,000	792,313
SFAVE Commercial Mortgage Securities Trust (15-5AVE-A2B) 4.14% (1),(4)	01/05/43	65,000	62,807
UBS Commercial Mortgage Trust (12-C1-XA) (I/O) 2.06% (1),(4),(6)	05/10/45	5,018,927	55,267
UBS Commercial Mortgage Trust (17-C5-XA) (I/O) 1.00% (4)	11/15/50	7,218,104	339,496
UBS-Barclays Commercial Mortgage Trust (12-C3-XA) (I/O) 1.81% (1),(4)	08/10/49	12,686,108	256,596
UBS-Barclays Commercial Mortgage Trust (13-C5-XA) (I/O) 0.91% (1),(4)	03/10/46	12,496,813	154,018
Wells Fargo Commercial Mortgage Trust (12-LC5-XA) (I/O) 1.74% (1),(4)	10/15/45	5,029,702	97,921
WFRBS Commercial Mortgage Trust (12-C8-XA) (I/O) 1.78% (1),(4),(6)	08/15/45	4,160,057	60,570
WFRBS Commercial Mortgage Trust (12-C9-XA) (I/O) 1.87% (1),(4)	11/15/45	2,456,061	53,199
WFRBS Commercial Mortgage Trust (13-C14-XA) (I/O) 0.72% (4)	06/15/46	8,404,161	95,531
WFRBS Commercial Mortgage Trust (13-C16-XA) (I/O) 0.65% (4)	09/15/46	12,211,669	164,114
WFRBS Commercial Mortgage Trust (14-C24-XA) (I/O) 0.87% (4)	11/15/47	5,314,461	141,868

Total Commercial Mortgage-backed Securities — Non-Agency (Cost: $35,833,784)			31,050,787

Residential Mortgage-backed Securities — Agency —14.4%
Fannie Mae (04-53-QV) (I/O) (I/F) 1.59% (4)	02/25/34	256,580	1,272
Fannie Mae (07-42-SE) (I/O) (I/F) 6.00% (-1.00 x 1 mo. USD LIBOR + 6.110%)(2)	05/25/37	71,154	10,235
Fannie Mae (07-48-SD) (I/O) (I/F) 5.99% (-1.00 x 1 mo. USD LIBOR + 6.100%)(2)	05/25/37	1,184,967	207,710
Fannie Mae (09-69-CS) (I/O) (I/F) 6.64% (-1.00 x 1 mo. USD LIBOR + 6.750%)(2)	09/25/39	225,173	35,986
Freddie Mac (1673-SD) (I/F) (PAC) 16.57% (-2.15 x T10Y + 19.391%)(2)	02/15/24	33,595	38,204
Freddie Mac (1760-ZD) 0.81% (1 x T10Y—0.500%)(2)	02/15/24	72,541	72,816
Freddie Mac (2990-JK) (I/F) 21.58% (-1.00 x 1 mo. USD LIBOR + 22.004%)(2)	03/15/35	67,285	80,077
Freddie Mac (3122-SG) (I/O) (I/F) (TAC) (PAC) 5.52% (-1.00 x 1 mo. USD LIBOR + 5.630%)(2)	03/15/36	1,928,764	346,023
Freddie Mac (3239-SI) (I/O) (I/F) (PAC) 6.54% (-1.00 x 1 mo. USD LIBOR + 6.650%)(2)	11/15/36	439,438	97,216
Freddie Mac (3323-SA) (I/O) (I/F) 6.00% (-1.00 x 1 mo. USD LIBOR + 6.110%)(2)	05/15/37	92,949	11,672
Freddie Mac (3459-JS) (I/O) (I/F) 6.14% (-1.00 x 1 mo. USD LIBOR + 6.250%)(2)	06/15/38	146,845	25,012
Freddie Mac (4030-HS) (I/O) (I/F) 6.50% (-1.00 x 1 mo. USD LIBOR + 6.610%)(2)	04/15/42	908,737	177,291
Ginnie Mae (06-35-SA) (I/O) (I/F) 6.49% (-1.00 x 1 mo. USD LIBOR + 6.600%)(2)	07/20/36	1,249,215	270,492
Ginnie Mae (06-61-SA) (I/O) (I/F) (TAC) 4.64% (-1.00 x 1 mo. USD LIBOR + 4.750%)(2)	11/20/36	2,067,168	243,991

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2021 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Ginnie Mae (08-58-TS) (I/O) (I/F) (TAC) 6.29% (-1.00 x 1 mo. USD LIBOR + 6.400%)(2)	05/20/38	$973,948	$95,147
Ginnie Mae (16-153-IO) (I/O) 3.50%	11/20/46	2,556,853	385,273
Uniform Mortgage-Backed Securities TBA, 30 Year 2.00% (7)	05/13/51	27,575,000	27,474,826
Uniform Mortgage-Backed Securities TBA, 30 Year 2.50% (7)	05/13/51	10,500,000	10,752,656

Total Residential Mortgage-backed Securities — Agency (Cost: $39,620,790)			40,325,899

Residential Mortgage-backed Securities — Non-Agency —29.6%
ACE Securities Corp. (04-IN1-A1) 0.75% (1 mo. USD LIBOR + 0.640%)(2)	05/25/34	431,220	422,676
ACE Securities Corp. (07-ASP1-A2C) 0.37% (1 mo. USD LIBOR + 0.260%)(2)	03/25/37	1,391,847	775,769
Adjustable Rate Mortgage Trust (05-4-6A22) 2.92% (4),(5)	08/25/35	512,145	311,802
Adjustable Rate Mortgage Trust (06-1-2A1) 3.54% (4),(5)	03/25/36	387,993	279,137
Ajax Mortgage Loan Trust (19-F-A2) 3.50% (1)	07/25/59	1,300,000	1,321,713
Alternative Loan Trust (05-46CB-A20) (TAC) 5.50%	10/25/35	750,271	695,313
Asset-Backed Funding Certificates (07-NC1-A2) 0.41% (1 mo. USD LIBOR + 0.300%)(1),(2)	05/25/37	1,201,367	1,157,118
Asset-Backed Securities Corp. Home Equity (06-HE3-A5) 0.38% (1 mo. USD LIBOR + 0.270%)(2)	03/25/36	1,425,000	1,402,786
Asset-Backed Securities Corp. Home Equity (07-HE1-A1B) 0.26% (1 mo. USD LIBOR + 0.150%)(2),(5)	12/25/36	472,136	460,365
Banc of America Alternative Loan Trust (05-10-1CB1) 0.51% (1 mo. USD LIBOR + 0.400%)(2),(5)	11/25/35	537,353	456,686
Banc of America Funding Corp. (15-R3-6A2) 0.30% (1),(4)	05/27/36	1,955,142	1,835,440
Banc of America Funding Trust (06-3-4A14) 6.00%	03/25/36	279,918	290,998
Banc of America Funding Trust (06-3-5A3) 5.50% (5)	03/25/36	163,072	162,311
Banc of America Funding Trust (14-R5-1A1) 1.70% (6 mo. USD LIBOR + 1.500%)(1),(2)	09/26/45	588,003	582,817
Banc of America Funding Trust (15-R4-2A1) 0.32% (1 mo. USD LIBOR + 0.205%)(1),(2)	02/25/37	760,717	745,313
BCMSC Trust (00-A-A4) 8.29% (4)	06/15/30	3,316,690	876,140
Bear Stearns Adjustable Rate Mortgage Trust (03-7-9A) 2.78% (4)	10/25/33	342,935	347,424
Bear Stearns Adjustable Rate Mortgage Trust (05-9-A1) 2.41% (1 year Treasury Constant Maturity Rate + 2.300%)(2)	10/25/35	178,213	181,956
Bear Stearns Adjustable Rate Mortgage Trust (07-4-22A1) 3.62% (4),(5)	06/25/47	892,145	893,303
Bear Stearns ALT-A Trust (05-3-4A3) 2.50% (4)	04/25/35	486,402	493,117
Bear Stearns Asset-Backed Securities Trust (05-AC6-1A3) 5.50% (4)	09/25/35	441,537	447,130
Bear Stearns Asset-Backed Securities Trust (06-IM1-A1) 0.57% (1 mo. USD LIBOR + 0.460%)(2)	04/25/36	230,579	342,078
Bear Stearns Mortgage Funding Trust (07-AR3-1X) (I/O) 0.50% (8)	03/25/37	32,696,695	900,921
Centex Home Equity Loan Trust (05-A-AF5) 5.78%	01/25/35	131,838	132,637
CIM Trust (18-R2-A1) 3.69% (1),(4),(5)	08/25/57	697,917	712,697
CIM Trust (18-R4-A1) 4.07% (1),(4)	12/26/57	932,273	936,918
CIM Trust (19-R1-A) 3.25% (1),(4)	10/25/58	1,065,445	991,625
Citigroup Mortgage Loan Trust, Inc. (05-11-A2A) 2.53% (1 year Treasury Constant Maturity Rate + 2.400%)(2)	10/25/35	270,692	277,206
Citigroup Mortgage Loan Trust, Inc. (05-8-1A1A) 2.58% (4),(5)	10/25/35	688,878	638,263
Citigroup Mortgage Loan Trust, Inc. (14-10-2A2) 0.37% (1 mo. USD LIBOR + 0.250%)(1),(2)	07/25/37	1,490,466	1,452,385
CitiMortgage Alternative Loan Trust (06-A3-1A7) 6.00% (5)	07/25/36	848,151	852,995
CitiMortgage Alternative Loan Trust (06-A5-1A8) 6.00% (5)	10/25/36	766,605	764,448
Conseco Finance Securitizations Corp. (99-6-A1) 7.36% (1),(4)	06/01/30	1,421,381	775,776
Conseco Financial Corp. (96-6-M1) 7.95% (4)	09/15/27	133,324	141,356
Conseco Financial Corp. (96-7-M1) 7.70% (4)	09/15/26	177,338	180,461
Conseco Financial Corp. (98-3-A6) 6.76% (4)	03/01/30	29,793	29,844
Conseco Financial Corp. (98-4-A5) 6.18%	04/01/30	92,400	92,456
Conseco Financial Corp. (98-4-A6) 6.53% (4)	04/01/30	56,212	57,131
Conseco Financial Corp. (98-4-A7) 6.87% (4)	04/01/30	59,522	60,598
Countrywide Alternative Loan Trust (05-20CB-4A1) (I/F) 5.25% (5)	07/25/20	1,278	1,276
Countrywide Alternative Loan Trust (06-8T1-1A2) (I/O) 5.39% (1 mo. USD LIBOR + 5.500%)(2),(8)	04/25/36	5,779,982	1,250,898
Countrywide Asset-Backed Certificates (07-13-2A1) 1.01% (1 mo. USD LIBOR + 0.900%)(2)	10/25/47	607,047	604,345
Countrywide Home Loans (04-HYB4-B1) 3.08% (4)	09/20/34	568,045	262,714
Countrywide Home Loans (06-14-X) (I/O) 0.14% (4),(8)	09/25/36	14,082,065	59,007
Countrywide Home Loans (06-HYB2-1A1) 3.20% (4),(5)	04/20/36	786,894	611,142
Credit Suisse First Boston Mortgage Securities Corp. (04-AR5-11A2) 0.85% (1 mo. USD LIBOR + 0.740%)(2)	06/25/34	117,051	117,276
Credit Suisse First Boston Mortgage Securities Corp. (05-12-1A1) 6.50% (5)	01/25/36	1,032,686	462,566
Credit Suisse Mortgage Capital Certificates (06-6-1A8) 6.00% (5)	07/25/36	567,552	421,236
Credit-Based Asset Servicing and Securitization LLC (03-CB3-AF1) 3.38%	12/25/32	435,850	435,523

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2021 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Credit-Based Asset Servicing and Securitization LLC (06-CB1-AF2) 3.07%	01/25/36	$1,149,078	$939,823
Credit-Based Asset Servicing and Securitization LLC (06-CB2-AF2) 3.10%	12/25/36	2,217,565	2,198,079
Credit-Based Asset Servicing and Securitization LLC (07-CB2-A2B) 3.79%	02/25/37	998,672	816,640
Credit-Based Asset Servicing and Securitization LLC (07-CB2-A2C) 3.79%	02/25/37	981,207	802,263
Credit-Based Asset Servicing and Securitization LLC (07-CB3-A3) 3.47%	03/25/37	1,310,814	675,675
CSMC Trust (19-RPL2-A1A) 4.34% (1)	11/25/58	999,820	991,877
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (06-AB2-A2) 4.95% (4),(5)	06/25/36	1,374,736	1,358,162
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (06-AR6-A6) 0.49% (1 mo. USD LIBOR + 0.380%)(2),(5)	02/25/37	465,113	453,826
DSLA Mortgage Loan Trust (06-AR2-2A1A) 0.31% (1 mo. USD LIBOR + 0.200%)(2)	10/19/36	417,100	356,536
First Franklin Mortgage Loan Asset-Backed Certificates (06-FF11-2A3) 0.41% (1 mo. USD LIBOR + 0.300%)(2)	08/25/36	1,225,882	1,092,156
First Franklin Mortgage Loan Asset-Backed Certificates (06-FF13-A2C) 0.43% (1 mo. USD LIBOR + 0.320%)(2)	10/25/36	794,648	651,317
First Franklin Mortgage Loan Asset-Backed Certificates (06-FF18-A2D) 0.33% (1 mo. USD LIBOR + 0.210%)(2)	12/25/37	724,329	677,685
First Horizon Alternative Mortgage Securities Trust (05-AA10-2A1) 2.30% (4),(5)	12/25/35	331,940	285,347
Greenpoint Manufactured Housing (00-1-A4) 8.14% (4)	03/20/30	623,515	548,463
GSAA Home Equity Trust (06-13-AF6) 6.04%	07/25/36	1,322,856	601,662
GSC Capital Corp. Mortgage Trust (06-2-A1) 0.47% (1 mo. USD LIBOR + 0.360%)(2),(5)	05/25/36	289,937	283,515
GSR Mortgage Loan Trust (05-AR3-6A1) 3.05% (4)	05/25/35	221,575	204,022
HSI Asset Loan Obligation Trust (07-2-2A12) 6.00%	09/25/37	431,399	405,118
Indymac INDX Mortgage Loan Trust (04-AR6-5A1) 2.91% (4)	10/25/34	358,722	365,379
Indymac INDX Mortgage Loan Trust (05-AR19-A1) 2.81% (4)	10/25/35	498,908	444,237
Indymac INDX Mortgage Loan Trust (06-AR13-A4X) (I/O) 2.44% (4),(8)	07/25/36	152,435	1,380
Indymac INDX Mortgage Loan Trust (06-AR9-1A1) 3.55% (4)	06/25/36	682,134	529,854
Indymac INDX Mortgage Loan Trust (07-AR5-2A1) 3.22% (4),(5)	05/25/37	872,791	832,121
Indymac INDX Mortgage Loan Trust (07-FLX2-A1C) 0.30% (1 mo. USD LIBOR + 0.190%)(2)	04/25/37	2,051,990	1,958,688
JPMorgan Alternative Loan Trust (06-A2-5A1) 3.44% (4),(5)	05/25/36	489,123	355,555
JPMorgan Mortgage Acquisition Trust (06-WF1-A5) 6.91%	07/25/36	2,209,011	984,705
JPMorgan Mortgage Acquisition Trust (07-CH4-A4) 0.27% (1 mo. USD LIBOR + 0.160%)(2)	01/25/36	66,513	66,448
JPMorgan Mortgage Trust (04-A6-5A1) 2.51% (4)	12/25/34	281,180	276,798
JPMorgan Mortgage Trust (07-S2-1A1) 5.00% (5)	06/25/37	149,314	89,408
JPMorgan Resecuritization Trust (15-4-1A5) 0.31% (1 mo. USD LIBOR + 0.190%)(1),(2)	06/26/47	1,863,000	1,654,444
JPMorgan Resecuritization Trust (15-4-2A2) 3.83% (1),(4),(5)	06/26/47	3,922,837	2,356,344
Legacy Mortgage Asset Trust (19-GS4-A1) 3.44% (1),(5)	05/25/59	1,036,394	1,037,466
Lehman Mortgage Trust (06-7-2A5) (I/O) (I/F) 6.44% (1 mo. USD LIBOR + 6.550%)(2),(8)	11/25/36	3,191,726	932,578
Lehman XS Trust (06-10N-1A3A) 0.53% (1 mo. USD LIBOR + 0.420%)(2),(5)	07/25/46	622,578	631,779
Lehman XS Trust (06-12N-A31A) 0.51% (1 mo. USD LIBOR + 0.400%)(2)	08/25/46	848,643	836,458
Long Beach Mortgage Loan Trust (04-4-M1) 1.01% (1 mo. USD LIBOR + 0.900%)(2)	10/25/34	700,108	695,746
MASTR Alternative Loan Trust (06-2-2A2) (I/O) (I/F) 6.99% (1 mo. USD LIBOR + 7.100%)(2),(8)	03/25/36	5,935,764	1,461,218
MASTR Alternative Loans Trust (07-HF1-4A1) 7.00% (5)	10/25/47	1,089,055	704,684
MASTR Asset-Backed Securities Trust (07-HE1-A4) 0.39% (1 mo. USD LIBOR + 0.280%)(2)	05/25/37	2,000,000	1,791,461
Merrill Lynch Alternative Note Asset Trust (07-OAR2-A2) 0.32% (1 mo. USD LIBOR + 0.210%)(2)	04/25/37	997,246	932,863
Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2B) 0.24% (1 mo. USD LIBOR + 0.130%)(2),(5)	06/25/37	594,461	437,443
Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2C) 0.29% (1 mo. USD LIBOR + 0.180%)(2),(5)	06/25/37	1,213,875	899,864
Merrill Lynch Mortgage-Backed Securities Trust (07-2-1A1) 2.49% (1 year Treasury Constant Maturity Rate + 2.400%)(2),(5)	08/25/36	193,408	184,466
Mid-State Trust (04-1-B) 8.90%	08/15/37	215,279	242,827
Mid-State Trust (04-1-M1) 6.50%	08/15/37	215,279	233,636
Morgan Stanley ABS Capital I, Inc. Trust (06-HE3-A1) 0.39% (1 mo. USD LIBOR + 0.280%)(2)	04/25/36	295,004	284,376
Morgan Stanley ABS Capital I, Inc. Trust (07-15AR-4A1) 2.93% (4)	11/25/37	378,369	379,594
New Century Home Equity Loan Trust (05-B-A2D) 0.91% (1 mo. USD LIBOR + 0.800%)(2)	10/25/35	67,903	67,941

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2021 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Nomura Asset Acceptance Corp. (06-AR1-1A) 4.08% (4)	02/25/36	$798,904	$754,345
Oakwood Mortgage Investors, Inc. (00-A-A4) 8.15% (4)	09/15/29	1,761,385	798,639
Oakwood Mortgage Investors, Inc. (00-D-A4) 7.40% (4)	07/15/30	702,727	278,036
Oakwood Mortgage Investors, Inc. (01-C-A3) 6.61% (4)	06/15/31	1,671,028	343,880
Oakwood Mortgage Investors, Inc. (01-D-A3) 5.90% (4)	09/15/22	702,423	514,838
Oakwood Mortgage Investors, Inc. (01-D-A4) 6.93% (4)	09/15/31	406,969	325,265
Oakwood Mortgage Investors, Inc. (02-A-A3) 6.03% (4)	05/15/24	149,146	152,669
Oakwood Mortgage Investors, Inc. (98-A-M) 6.83% (4)	05/15/28	35,991	36,174
Oakwood Mortgage Investors, Inc. (99-B-A4) 6.99%	12/15/26	112,007	113,693
Oakwood Mortgage Investors, Inc. (99-E-A1) 7.61% (4)	03/15/30	760,454	611,139
Popular ABS Mortgage Pass-Through Trust (05-6-A4) 3.48%	01/25/36	203,301	204,279
RALI Series Trust (06-QS13-1A2) (I/O) (I/F) 7.05% (1 mo. USD LIBOR + 7.160%)(2),(8)	09/25/36	3,491,274	628,228
RALI Series Trust (06-QS7-A2) 6.00% (5)	06/25/36	460,870	434,915
RBSSP Resecuritization Trust (12-6-4A2) 0.46% (1 mo. USD LIBOR + 0.330%)(1),(2)	01/26/36	1,702,678	1,661,324
Residential Accredit Loans, Inc. (05-QA7-A1) 3.33% (4),(5)	07/25/35	896,967	775,017
Residential Accredit Loans, Inc. (05-QA8-CB21) 3.60% (4),(5)	07/25/35	436,085	318,545
Residential Accredit Loans, Inc. (06-QA10-A2) 0.29% (1 mo. USD LIBOR + 0.180%)(2),(5)	12/25/36	629,504	610,707
Residential Accredit Loans, Inc. (06-QS1-A3) (PAC) 5.75% (5)	01/25/36	357,128	345,911
Residential Accredit Loans, Inc. (06-QS11-AV) (I/O) 0.35% (4),(8)	08/25/36	8,962,823	117,099
Residential Accredit Loans, Inc. (06-QS6-1AV) (I/O) 0.76% (4),(8)	06/25/36	4,085,067	92,681
Residential Accredit Loans, Inc. (06-QS8-A3) 6.00% (5)	08/25/36	788,374	769,988
Residential Accredit Loans, Inc. (07-QS2-AV) (I/O) 0.33% (4),(8)	01/25/37	10,388,855	116,936
Residential Accredit Loans, Inc. (07-QS3-AV) (I/O) 0.35% (4),(8)	02/25/37	10,812,280	126,746
Residential Accredit Loans, Inc. (07-QS6-A62) (TAC) 5.50% (5)	04/25/37	231,193	218,692
Residential Asset Securitization Trust (05-A15-4A1) 6.00% (5)	02/25/36	985,297	505,477
Residential Asset Securitization Trust (07-A5-AX) (I/O) 6.00% (8)	05/25/37	1,855,470	343,883
Residential Funding Mortgage Securities (06-S9-AV) (I/O) 0.34% (4),(8)	09/25/36	24,483,956	283,840
Saxon Asset Securities Trust (07-3-2A4) 0.60% (1 mo. USD LIBOR + 0.490%)(2)	09/25/47	2,926,000	2,627,282
Securitized Asset-Backed Receivables LLC Trust (07-NC2-A2C) 0.33% (1 mo. USD LIBOR + 0.220%)(2)	01/25/37	4,614,000	3,357,982
Soundview Home Loan Trust (06-1-A4) 0.71% (1 mo. USD LIBOR + 0.600%)(2)	02/25/36	356,826	356,205
Structured Adjustable Rate Mortgage Loan Trust (05-20-1A1) 2.87% (4),(5)	10/25/35	150,557	144,055
Structured Adjustable Rate Mortgage Loan Trust (07-9-2A1) 3.18% (4),(5)	10/25/47	317,152	268,726
Structured Asset Mortgage Investments II Trust (06-AR4-5A1) 0.47% (1 mo. USD LIBOR + 0.180%)(2),(5)	06/25/36	886,480	778,837
WAMU Asset-Backed Certificates (07-HE1-2A3) 0.26% (1 mo. USD LIBOR + 0.150%)(2)	01/25/37	1,889,289	1,098,156
Wells Fargo Alternative Loan Trust (07-PA2-2A2) (I/O) (I/F) 5.96% (1 mo. USD LIBOR + 6.070%)(2),(8)	06/25/37	2,277,339	271,270
Wells Fargo Mortgage-Backed Securities Trust (07-AR3-A4) 2.73% (4),(5)	04/25/37	206,300	195,300

Total Residential Mortgage-backed Securities — Non-Agency (Cost: $76,432,275)			83,297,778

Total Mortgage-backed Securities (Cost: $165,254,481)			164,535,974

CORPORATE BONDS—27.2%

Advertising — 0.1%
National CineMedia LLC 5.88% (1)	04/15/28	225,000	209,813

Aerospace/Defense — 0.2%
Boeing Co. (The) 1.43%	02/04/24	705,000	706,304

Agriculture — 0.5%
BAT Capital Corp. 2.73%	03/25/31	5,000	4,864
4.54%	08/15/47	130,000	131,094
Reynolds American, Inc. 5.85%	08/15/45	975,000	1,146,834

			1,282,792

Airlines — 0.6%
America West Airlines, Inc. Pass-Through Certificates (00-2-A1) (EETC) 7.71%	10/02/22	108,448	108,448
America West Airlines, Inc. Pass-Through Certificates (01-1) (EETC) 7.10%	10/02/22	63,432	64,063
Delta Air Lines, Inc. Pass-Through Certificates (02-1G1) (EETC) 6.72%	07/02/24	164,644	169,995
JetBlue Pass-Through Certificates (20-1A) 4.00%	05/15/34	800,000	869,184
US Airways Group, Inc. Pass-Through Certificates (10-1A) (EETC) 6.25%	10/22/24	348,019	351,739

			1,563,429

Auto Manufacturers — 1.3%
Daimler Finance North America LLC 1.09% (3 mo. USD LIBOR + 0.900%)(1),(2)	02/15/22	350,000	352,390
Ford Motor Credit Co. LLC 1.46% (3 mo. USD LIBOR + 1.270%)(2)	03/28/22	345,000	342,807
3.22%	01/09/22	1,150,000	1,165,468

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2021 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
3.34%	03/28/22	$645,000	$653,875
General Motors Co. 4.88%	10/02/23	150,000	164,349
General Motors Financial Co., Inc. 3.15%	06/30/22	180,000	185,036
3.20%	07/06/21	90,000	90,394
3.45%	04/10/22	55,000	56,339
4.38%	09/25/21	656,000	668,209

			3,678,867

Banks — 2.6%
Bank of America Corp. 1.66% (SOFR + 0.910%)(2)	03/11/27	595,000	597,006
2.88% (3 mo. USD LIBOR + 1.190%)(2)	10/22/30	190,000	195,548
Citigroup, Inc. 4.41% (SOFR + 3.914%)(2)	03/31/31	440,000	502,701
Comerica, Inc. 5.63% (U.S. 5 year Treasury Constant Maturity Rate + 5.291%)(2)	07/01/25	395,000	435,981
Credit Suisse Group AG 2.19% (SOFR + 2.044%)(1),(2)	06/05/26	200,000	203,039
Goldman Sachs Group, Inc. (The) 3.69% (3 mo. USD LIBOR + 1.510%)(2)	06/05/28	180,000	196,618
HSBC Holdings PLC 2.01% (SOFR + 1.732%)(2)	09/22/28	685,000	673,547
JPMorgan Chase & Co. 2.18% (SOFR + 1.890%)(2)	06/01/28	505,000	510,848
3.56% (3 mo. USD LIBOR + 0.730%)(2)	04/23/24	385,000	408,146
Lloyds Banking Group PLC 1.63% (U.S. 1 year Treasury Constant Maturity Rate + 0.850%)(2)	05/11/27	395,000	392,725
Lloyds Banking Group PLC (United Kingdom) 2.86% (3 mo. USD LIBOR + 1.249%)(2)	03/17/23	275,000	280,863
3.87% (1 year Treasury Constant Maturity Rate + 3.500%)(2)	07/09/25	285,000	310,394
Santander UK Group Holdings PLC 1.09% (SOFR + 0.787%)(2)	03/15/25	565,000	565,633
Santander UK Group Holdings PLC (United Kingdom) 3.37% (3 mo. USD LIBOR + 1.080%)(2)	01/05/24	435,000	454,853
4.80% (3 mo. USD LIBOR +1.570%)(2)	11/15/24	335,000	368,862
Wells Fargo & Co. 2.39% (SOFR + 2.100%)(2)	06/02/28	885,000	907,549
2.88% (3 mo. USD LIBOR + 1.170%)(2)	10/30/30	320,000	330,003

			7,334,316

Beverages — 0.4%
Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc. 4.90%	02/01/46	704,000	842,864
Bacardi, Ltd. 5.30% (1)	05/15/48	205,000	252,689

			1,095,553

Biotechnology — 0.1%
Emergent BioSolutions, Inc. 3.88% (1)	08/15/28	275,000	269,328

Chemicals — 0.1%
International Flavors & Fragrances, Inc. 5.00%	09/26/48	250,000	308,902

Commercial Services — 0.3%
Adtalem Global Education, Inc. 5.50% (1)	03/01/28	190,000	188,571
IHS Markit, Ltd. 4.00% (1)	03/01/26	243,000	268,227
4.75% (1)	02/15/25	370,000	414,752

			871,550

Computers — 0.1%
NCR Corp. 5.13% (1),(9)	04/15/29	285,000	287,816

Diversified Financial Services — 1.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland) 3.65%	07/21/27	120,000	126,022
3.88%	01/23/28	130,000	135,847
3.95%	02/01/22	415,000	424,701
4.13%	07/03/23	135,000	143,274
Air Lease Corp. 3.50%	01/15/22	490,000	501,126
Avolon Holdings Funding, Ltd. 2.88% (1)	02/15/25	305,000	305,854
3.95% (1)	07/01/24	85,000	88,913
5.13% (1)	10/01/23	30,000	32,006
GE Capital International Funding Co. Unlimited Co. (Ireland) 4.42%	11/15/35	1,115,000	1,277,596
Park Aerospace Holdings, Ltd. 4.50% (1)	03/15/23	110,000	114,933
5.50% (1)	02/15/24	470,000	511,237
Raymond James Financial, Inc. 5.63%	04/01/24	650,000	743,265

			4,404,774

Electric — 0.6%
FirstEnergy Corp. 3.40%	03/01/50	450,000	395,823
FirstEnergy Transmission LLC 4.35% (1)	01/15/25	750,000	817,582
Puget Energy, Inc. 6.00%	09/01/21	500,000	511,093

			1,724,498

Engineering & Construction — 0.3%
Heathrow Funding, Ltd. (United Kingdom) 4.88% (1)	07/15/23	700,000	706,913
PowerTeam Services LLC 9.03% (1)	12/04/25	254,000	280,365

			987,278

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2021 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value

Entertainment — 0.2%
Colt Merger Sub, Inc.
6.25% (1)	07/01/25	$273,000	$291,364
Live Nation Entertainment, Inc.
4.75% (1)	10/15/27	135,000	136,224

			427,588

Environmental Control — 0.4%
Clean Harbors, Inc.
5.13% (1)	07/15/29	275,000	293,219
GFL Environmental, Inc. (Canada)
3.75% (1)	08/01/25	250,000	254,219
5.13% (1)	12/15/26	157,000	165,575
Waste Pro USA, Inc.
5.50% (1)	02/15/26	430,000	441,461

			1,154,474

Food — 0.7%
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.
5.50% (1)	01/15/30	25,000	27,719
Kraft Heinz Foods Co.
4.38%	06/01/46	210,000	220,437
5.00%	06/04/42	303,000	341,458
5.00%	07/15/35	85,000	98,256
6.38%	07/15/28	210,000	258,796
Kroger Co. (The)
4.45%	02/01/47	60,000	68,137
Lamb Weston Holdings, Inc.
4.63% (1)	11/01/24	120,000	124,826
Pilgrim’s Pride Corp.
4.25% (1),(9)	04/15/31	285,000	284,199
5.88% (1)	09/30/27	250,000	268,215
Post Holdings, Inc.
4.50% (1)	09/15/31	425,000	421,791

			2,113,834

Forest Products & Paper — 0.2%
Clearwater Paper Corp.
4.75% (1)	08/15/28	475,000	480,277

Health Care-Products — 0.1%
Hologic, Inc.
4.63% (1)	02/01/28	320,000	336,400

Health Care-Services — 1.4%
Centene Corp.
3.00%	10/15/30	248,000	247,898
5.38% (1)	08/15/26	157,000	166,012
CommonSpirit Health
2.78%	10/01/30	135,000	137,701
HCA, Inc.
4.13%	06/15/29	208,000	230,562
5.00%	03/15/24	315,000	351,045
5.25%	06/15/49	312,000	382,693
5.63%	09/01/28	100,000	115,375
Humana, Inc.
4.95%	10/01/44	125,000	150,410
Molina Healthcare, Inc.
3.88% (1)	11/15/30	520,000	535,532
5.38%	11/15/22	140,000	147,058
Prime Healthcare Services, Inc.
7.25% (1)	11/01/25	455,000	485,713
Providence Service Corp. (The)
5.88% (1)	11/15/25	270,000	284,681
Tenet Healthcare Corp.
4.88% (1)	01/01/26	223,000	232,143
5.13% (1)	11/01/27	525,000	550,305

			4,017,128

Household Products/Wares — 0.1%
Spectrum Brands, Inc.
3.88% (1)	03/15/31	135,000	132,283
5.75%	07/15/25	135,000	139,556

			271,839

Insurance — 0.9%
Acrisure LLC / Finance, Inc.
4.25% (1)	02/15/29	280,000	275,607
Berkshire Hathaway Finance Corp.
4.25%	01/15/49	230,000	266,586
Farmers Exchange Capital
7.05% (1)	07/15/28	500,000	599,845
Farmers Insurance Exchange
4.75% (3 mo. USD LIBOR + 3.231%)(1),(2)	11/01/57	5,000	5,235
Nationwide Mutual Insurance Co.
2.47% (3 mo. USD LIBOR + 2.290%)(1),(2)	12/15/24	1,000,000	999,451
Teachers Insurance & Annuity Association of America
3.30% (1)	05/15/50	520,000	506,895

			2,653,619

Machinery-Diversified — 0.1%
Titan Acquisition, Ltd. / Titan Co-Borrower LLC
7.75% (1)	04/15/26	140,000	146,097

Media — 1.6%
Cable One, Inc.
4.00% (1)	11/15/30	415,000	410,198
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50% (1)	08/15/30	436,000	446,006
4.50% (1)	05/01/32	127,000	128,777
5.38% (1)	06/01/29	265,000	284,515
Charter Communications Operating LLC / Charter Communications Operating Capital
2.30%	02/01/32	165,000	153,533
5.38%	05/01/47	125,000	145,355
5.75%	04/01/48	150,000	183,151
CSC Holdings LLC
5.38% (1)	02/01/28	25,000	26,344
6.50% (1)	02/01/29	550,000	608,781
Diamond Sports Group LLC / Diamond Sports Finance Co.
5.38% (1)	08/15/26	737,000	532,269
Scripps Escrow II, Inc.
5.38% (1)	01/15/31	290,000	288,369
Sinclair Television Group, Inc.
4.13% (1)	12/01/30	285,000	275,203
Sirius XM Radio, Inc.
3.88% (1)	08/01/22	130,000	130,813
Virgin Media Secured Finance PLC (United Kingdom)
5.50% (1)	08/15/26	200,000	207,896
5.50% (1)	05/15/29	225,000	239,139
Walt Disney Co. (The)
3.60%	01/13/51	435,000	464,125

			4,524,474

Mining — 0.3%
Corp. Nacional del Cobre de Chile
3.15% (10)	01/14/30	350,000	364,735

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2021 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
Indonesia Asahan Aluminium Persero PT
6.53% (1)	11/15/28	$300,000	$361,943

			726,678

Miscellaneous Manufacturers — 0.7%
General Electric Co.
0.67% (3 mo. USD LIBOR + 0.480%)(2)	08/15/36	2,400,000	1,944,647
6.75%	03/15/32	100,000	134,102

			2,078,749

Oil & Gas — 1.2%
Endeavor Energy Resources LP / EER Finance, Inc.
5.50% (1)	01/30/26	52,000	54,096
Hess Corp.
4.30%	04/01/27	380,000	415,158
KazMunayGas National Co. JSC
3.50% (10)	04/14/33	200,000	205,260
Pertamina Persero PT (Indonesia)
3.10% (1)	08/27/30	200,000	201,837
Petrobras Global Finance BV
5.09%	01/15/30	186,000	193,347
Petroleos del Peru S.A.
4.75% (10)	06/19/32	200,000	211,286
Petroleos Mexicanos
5.95%	01/28/31	180,000	172,584
6.63%	06/15/35	385,000	366,845
6.75%	09/21/47	75,000	63,920
6.95%	01/28/60	130,000	111,556
7.69%	01/23/50	365,000	338,355
Petronas Capital, Ltd.
3.50% (1)	04/21/30	200,000	214,360
Sunoco LP / Sunoco Finance Corp.
4.50% (1)	05/15/29	425,000	423,938
Transocean Pontus, Ltd.
6.13% (1)	08/01/25	73,950	70,021
Transocean Poseidon, Ltd.
6.88% (1)	02/01/27	314,000	290,822

			3,333,385

Oil & Gas Services — 0.2%
Archrock Partners LP / Archrock Partners Finance Corp.
6.25% (1)	04/01/28	140,000	142,992
Transocean Proteus, Ltd.
6.25% (1)	12/01/24	117,000	111,442
USA Compression Partners LP / USA Compression Finance Corp.
6.88%	04/01/26	162,000	166,455
6.88%	09/01/27	127,000	131,025

			551,914

Packaging & Containers — 0.4%
Amcor Finance USA, Inc.
3.63%	04/28/26	400,000	437,776
Ball Corp.
4.00%	11/15/23	90,000	95,963
Berry Global, Inc.
1.57% (1)	01/15/26	475,000	468,036
Graphic Packaging International LLC
4.75% (1)	07/15/27	130,000	141,862
Sealed Air Corp.
4.00% (1)	12/01/27	25,000	25,688

			1,169,325

Pharmaceuticals — 1.6%
AbbVie, Inc.
4.05%	11/21/39	65,000	72,563
4.25%	11/21/49	105,000	119,007
4.50%	05/14/35	651,000	765,193
Bausch Health Cos, Inc. (Canada)
7.00% (1)	03/15/24	347,000	355,328
Bayer US Finance II LLC
4.38% (1)	12/15/28	590,000	666,802
4.63% (1)	06/25/38	375,000	432,319
4.88% (1)	06/25/48	425,000	509,773
Cigna Corp.
3.88%	10/15/47	170,000	182,151
CVS Health Corp.
5.05%	03/25/48	825,000	1,013,620
Endo Luxembourg Finance Co. I Sarl / Endo US, Inc.
6.13% (1)	04/01/29	285,000	289,451

			4,406,207

Pipelines — 1.7%
Enbridge Energy Partners LP
5.88%	10/15/25	50,000	58,892
Energy Transfer Operating LP
3.75%	05/15/30	170,000	175,739
6.63% (3 mo. USD LIBOR + 4.155%)(2)	02/15/28	634,000	563,467
Energy Transfer Partners LP
5.15%	03/15/45	325,000	336,452
NGL Energy Operating LLC / NGL Energy Finance Corp.
7.50% (1)	02/01/26	225,000	231,669
NGPL PipeCo LLC
4.38% (1)	08/15/22	190,000	197,274
Pipeline Funding Co. LLC
7.50% (1)	01/15/30	450,400	564,279
Plains All American Pipeline LP / PAA Finance Corp.
3.80%	09/15/30	500,000	509,803
Rockies Express Pipeline LLC
4.80% (1)	05/15/30	125,000	123,828
4.95% (1)	07/15/29	425,000	434,996
Sunoco Logistics Partners Operations LP
5.40%	10/01/47	831,000	891,422
Texas Eastern Transmission LP
2.80% (1)	10/15/22	300,000	308,634
TransMontaigne Partners LP / TLP Finance Corp.
6.13%	02/15/26	265,000	266,988

			4,663,443

REIT — 1.4%
CyrusOne LP / CyrusOne Finance Corp.
2.90%	11/15/24	280,000	296,351
3.45%	11/15/29	1,045,000	1,077,479
GLP Capital LP / GLP Financing II, Inc.
5.30%	01/15/29	210,000	236,218
5.38%	04/15/26	621,000	698,454
5.75%	06/01/28	345,000	398,984
Hudson Pacific Properties LP
3.95%	11/01/27	275,000	295,153
Lexington Realty Trust
2.70%	09/15/30	275,000	268,976
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc.
5.63%	05/01/24	135,000	145,158
Piedmont Operating Partnership LP
3.40%	06/01/23	425,000	441,637

			3,858,410

Retail — 0.7%
1011778 BC ULC / New Red Finance, Inc.
3.50% (1)	02/15/29	270,000	262,853

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2021 (Unaudited) (Cont’d)

Issues	Maturity Date	Principal Amount	Value
FirstCash, Inc.
4.63% (1)	09/01/28	$275,000	$281,015
Walgreens Boots Alliance, Inc.
3.45%	06/01/26	755,000	813,032
4.80%	11/18/44	225,000	249,111
Yum! Brands, Inc.
4.63% (9)	01/31/32	415,000	424,209

			2,030,220

Savings & Loans — 0.2%
Nationwide Building Society (United Kingdom)
3.77% (3 mo. USD LIBOR + 1.064%)(1),(2)	03/08/24	520,000	549,594

Semiconductors — 0.2%
Intel Corp.
4.75%	03/25/50	550,000	690,593

Software — 0.3%
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc.
5.75% (1)	03/01/25	25,000	25,464
Oracle Corp.
2.88%	03/25/31	265,000	269,903
3.95%	03/25/51	425,000	438,931
SS&C Technologies, Inc.
5.50% (1)	09/30/27	210,000	223,923

			958,221

Telecommunications — 3.7%
AT&T, Inc.
3.80% (1)	12/01/57	503,000	479,186
4.75%	05/15/46	530,000	611,161
4.85%	03/01/39	348,000	405,135
5.25%	03/01/37	705,000	852,867
C&W Senior Financing DAC
6.88% (1)	09/15/27	200,000	214,000
Frontier Communications Corp.
5.00% (1)	05/01/28	350,000	356,619
Intelsat Jackson Holdings S. A. (Luxembourg)
8.50% (1),(11)	10/15/24	535,000	340,059
9.75% (1),(11)	07/15/25	621,000	389,615
Level 3 Financing, Inc.
4.63% (1)	09/15/27	541,000	557,752
Qwest Corp.
7.25%	09/15/25	250,000	293,438
SES Global Americas Holdings GP
5.30% (1)	03/25/44	675,000	761,115
Sprint Corp.
7.88%	09/15/23	373,000	426,805
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC
3.36% (1)	03/20/23	86,250	87,113
4.74% (1)	09/20/29	1,235,000	1,326,174
T-Mobile USA, Inc.
2.25%	02/15/26	75,000	75,212
2.63%	04/15/26	489,000	496,672
3.88% (1)	04/15/30	235,000	255,353
4.38% (1)	04/15/40	350,000	389,221
4.50%	02/01/26	113,000	115,896
4.75%	02/01/28	186,000	199,001
6.00%	03/01/23	44,000	44,330
6.00%	04/15/24	263,000	265,301
Verizon Communications, Inc.
2.10%	03/22/28	140,000	140,518
2.55%	03/21/31	425,000	424,673
Vodafone Group PLC (United Kingdom)
4.88%	06/19/49	759,000	903,310

			10,410,526

Transportation — 0.1%
Empresa de Transporte de Pasajeros Metro S.A.
3.65% (1)	05/07/30	200,000	217,354

Total Corporate Bonds (Cost: $73,978,581)			76,495,569

MUNICIPAL BONDS —1.0%
Alabama Economic Settlement Authority, Revenue Bond
4.26%	09/15/32	705,000	793,013
City and County of Denver Co. Airport System Revenue, Revenue Bond
2.24%	11/15/30	270,000	264,238
County of Miami-Dade FL Aviation Revenue, Revenue Bond
3.45%	10/01/30	130,000	137,772
Metropolitan Transportation Authority, Revenue Bond
5.18%	11/15/49	55,000	68,359
New York City Water and Sewer System, Revenue Bond
4.00%	06/15/50	120,000	139,564
New York State Dormitory Authority, Revenue Bond
5.29%	03/15/33	1,000,000	1,199,775
New York State Urban Development Corp, Revenue Bond
4.00%	03/15/43	240,000	274,193

Total Municipal Bonds (Cost: $2,770,836)			2,876,914

FOREIGN GOVERNMENT BONDS—1.4%
Abu Dhabi Government International Bond
2.50% (10)	09/30/29	200,000	205,601
Brazilian Government International Bond
3.88%	06/12/30	200,000	194,372
Colombia Government International Bond
3.00%	01/30/30	450,000	441,560
Dominican Republic International Bond
4.50% (1)	01/30/30	200,000	201,683
Egypt Government International Bond
5.58% (1)	02/21/23	200,000	209,280
Mexico Government International Bond
2.66%	05/24/31	638,000	607,823
Panama Government International Bond
3.16%	01/23/30	250,000	261,100
Philippine Government International Bond
2.46%	05/05/30	200,000	202,625
Qatar Government International Bond
4.50% (10)	04/23/28	350,000	409,062
Saudi Government International Bond
3.63% (10)	03/04/28	300,000	326,608
Saudi Government International Bond
3.75% (1)	01/21/55	200,000	196,875
South Africa Government Bond
4.88%	04/14/26	350,000	368,305
Uruguay Government International Bond
4.38%	01/23/31	200,000	232,531

Total Foreign Government Bonds (Cost: $3,840,813)			3,857,425

Total Fixed Income Securities (Cost: $274,568,616)			277,355,236

COMMON STOCK —6.7%

Security		Shares
Agriculture — 0.5%
Altria Group, Inc.		12,670	648,197

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2021 (Unaudited) (Cont’d)

Security		Shares	Value
British American Tobacco PLC		15,706	$608,451

			1,256,648

Banks — 1.6%
Bank of America Corp.		30,716	1,188,402
Comerica, Inc.		14,117	1,012,753
JPMorgan Chase & Co.		7,204	1,096,665
Wells Fargo & Co.		29,225	1,141,821

			4,439,641

Oil & Gas — 1.7%
BP PLC (SP ADR) (United Kingdom)		25,680	625,308
Chevron Corp.		6,954	728,710
ConocoPhillips		18,012	954,095
Exxon Mobil Corp.		19,680	1,098,734
Royal Dutch Shell PLC (SP ADR) (United Kingdom)		18,856	739,344
TOTAL SA (SP ADR) (France)		16,370	761,860

			4,908,051

Pharmaceuticals — 0.2%
Pfizer, Inc.		16,874	611,345

Pipelines — 0.3%
Energy Transfer LP		103,400	794,112

REIT — 1.8%
AGNC Investment Corp.		144,641	2,424,183
Annaly Capital Management, Inc.		165,767	1,425,596
Chimera Investment Corp.		48,368	614,274
New Residential Investment Corp.		55,339	622,564

			5,086,617

Telecommunications — 0.6%
AT&T, Inc.		19,798	599,286
Lumen Technologies, Inc.		46,584	621,896
Verizon Communications, Inc.		10,086	586,501

			1,807,683

Total Common Stock (Cost: $13,639,629)			18,904,097

MONEY MARKET INVESTMENTS—2.5%
State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.04%(12)		6,854,520	6,854,520

Total Money Market Investments (Cost: $6,854,520)			6,854,520

SHORT TERM INVESTMENTS—5.3%
Issues	Maturity Date	Principal Amount

U.S. TREASURY SECURITIES—5.3%
U.S. Treasury Bill
0.01% (13)	05/06/21	$5,000,000	4,999,963
0.02% (13)	08/12/21	10,000,000	9,999,446

Total U.S. Treasury Securities (Cost: $14,997,890)			14,999,409

Total Short Term Investments (Cost: $14,997,890)			14,999,409

Total Investments (113.2%) (Cost: $310,060,655)			318,113,262

Liabilities In Excess Of Other Assets (-13.2%)			(37,088,924)

Net Assets (100.0%)			$281,024,338

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS March 31, 2021 (Unaudited) (Cont’d)

FUTURES CONTRACTS
Number of Contracts	Type	Expiration Date	Notional Contract Value	Value	Net Unrealized Appreciation (Depreciation)
Short Futures
135	10-Year U.S. Ultra Treasury Note Futures	06/21/21	$(20,023,301)	$(19,397,812)	$625,489
93	5-Year U.S. Treasury Note Futures	06/30/21	(11,622,633)	(11,476,055)	146,578
57	U.S. Ultra Long Bond Futures	06/21/21	(10,833,993)	(10,329,469)	504,524

			$(42,479,927)	$(41,203,336)	$1,276,591

WRITTEN OPTIONS - EXCHANGE TRADED
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums (Received) by Fund	Unrealized Appreciation (Depreciation)
Call
Altria Group, Inc.	52.50	6/18/21	(63)	$(322,308)	$(9,954)	$(6,077)	$(3,877)
Bank of America Corp.	40.00	6/18/21	(102)	(394,638)	(16,218)	(14,123)	(2,095)
JPMorgan Chase & Co.	170.00	6/18/21	(24)	(365,352)	(4,776)	(7,715)	2,939
AT&T, Inc.	32.00	6/18/21	(99)	(299,673)	(3,713)	(5,789)	2,076

					$(34,661)	$(33,704)	$(957)

Notes to the Schedule of Investments:

ABS	Asset-Backed Securities.
ACES	Alternative Credit Enhancement Securities.
CLO	Collateralized Loan Obligation.
EETC	Enhanced Equipment Trust Certificate.
I/F	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	Interest Only Security.
PAC	Planned Amortization Class.
SOFR	Secured Overnight Financing Rate.
TAC	Target Amortization Class.
TBA	To Be Announced.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At March 31, 2021, the value of these securities amounted to $94,679,349 or 33.7% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at March 31, 2021.
(3)	Security is not accruing interest.
(4)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(5)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(6)	Restricted security (Note 2).
(7)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(8)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(9)	This security is purchased on a when-issued, delayed-delivery or forward commitment basis.
(10)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At March 31, 2021, the value of these securities amounted to $1,722,552 or 0.6% of net assets.
(11)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(12)	Rate disclosed is the 7-day net yield as of March 31, 2021.
(13)	Rate shown represents yield-to-maturity.

TCW Strategic Income Fund, Inc.

Investments by Sector (Unaudited)	March 31, 2021

Sector	Percentage of Net Assets
Residential Mortgage-Backed Securities — Non-Agency	29.6%
Corporate Bonds	27.2
Residential Mortgage-Backed Securities — Agency	14.4
Commercial Mortgage-Backed Securities — Non-Agency	11.1
Asset-Backed Securities	10.5
Common Stock	6.7
Short Term Investments	5.3
Commercial Mortgage-Backed Securities — Agency	3.5
Money Market Investments	2.5
Municipal Bonds	1.0
Foreign Government Bonds	1.4
Other*	(13.2)

Total	100.0%

*	Includes cash, futures, written options, pending trades, interest receivable and accrued expenses payable.

TCW Strategic Income Fund, Inc.

Fair Valuation Summary (Unaudited)	March 31, 2021

The following is a summary of the fair valuations according to the inputs used as of March 31, 2021 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$29,589,354	$—	$29,589,354
Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — Agency	—	9,861,510	—	9,861,510
Commercial Mortgage-Backed Securities — Non-Agency	—	31,050,787	—	31,050,787
Residential Mortgage-Backed Securities — Agency	—	40,325,899	—	40,325,899
Residential Mortgage-Backed Securities — Non-Agency	—	76,711,093	6,586,685	83,297,778

Total Mortgage-Backed Securities	—	157,949,289	6,586,685	164,535,974

Corporate Bonds*	—	76,495,569	—	76,495,569
Municipal Bonds	—	2,876,914	—	2,876,914
Foreign Government Bonds	—	3,857,425	—	3,857,425

Total Fixed Income Securities	—	270,768,551	6,586,685	277,355,236

Common Stock*	18,904,097	—	—	18,904,097
Money Market Investments	6,854,520	—	—	6,854,520
Short Term Investments	14,999,409	—	—	14,999,409
Total Investments	$40,758,026	$270,768,551	$6,586,685	$318,113,262

Asset Derivatives
Futures Contracts
Interest Rate Risk	1,276,591	—	—	1,276,591

Total	$42,034,617	$270,768,551	$6,586,685	$319,389,853

Liability Derivatives
Written Options
Equity Risk	$(34,661)	$—	$—	$(34,661)

Total	$(34,661)	$—	$—	$(34,661)

*	See Schedule of Investments for corresponding industries.

Note 1 — Security Valuations

Securities listed or traded on the NYSE and other stock exchanges are valued at the latest sale price on that exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) are valued using official closing prices as reported by NASDAQ. Other securities, including short-term investments, swap agreements and forward currency contracts, which are traded over-the-counter (“OTC”), are valued at the mean of the current bid and asked prices as furnished by independent pricing services or by dealer quotations. Futures contracts are valued at the official settlement prices of the exchanges on which they are traded.

Securities for which market quotations are not readily available, including in circumstances under which it is determined by the Advisor that prices received are not reflective of their market values, are valued by the Advisor’s Pricing Committee in accordance with the guidelines established by the Valuation Committee of the Board of Directors of the Fund (the “Board”, and each member thereof, a “Director”) and under the general oversight of the Board.

Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurement broadly based on inputs that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical investments.

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements: Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”). The fair value of ABS and MBS is estimated based on pricing models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise, they would be categorized in Level 3.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized in Level 2 of the fair value hierarchy; if a discount is applied and significant, they are categorized in Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Certain foreign securities that are fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets are categorized in Level 2 of the fair value hierarchy.

Futures contracts. Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. They are categorized in Level 1.

Government and agency securities. Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Money market funds. Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported net asset value (“NAV”), they are categorized in Level 1 of the fair value hierarchy.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wanted lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds are categorized in Level 2; otherwise, the fair values are categorized in Level 3.

Options contracts. Option contracts traded on securities exchanges are fair valued using market mid prices; as such, they are categorized in Level 1. Option contracts traded OTC are fair valued based on pricing models and incorporate various inputs such as interest rate, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-money contracts on a given strike price. To the extent that these inputs are observable and timely, the fair value of OTC option contracts would be categorized in Level 2; otherwise, the fair values would be categorized in Level 3.

Restricted securities. Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments. Short-term investments are valued using market price quotations, and are reflected in Level 1 of the fair value hierarchy.

The summary of the inputs used as of March 31, 2021 is listed after the Investments by Sector table.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Residential Mortgage-Backed Securities — Non- Agency
Balance as of December 31, 2020	$7,225,731
Accrued Discounts (Premiums)	(192,502)
Realized Gain (Loss)	—
Change in Unrealized Appreciation (Depreciation)	(446,544)
Purchases	—
Sales	—
Transfers in to Level 3	—
Transfers out of Level 3	—

Balance as of March 31, 2021	$6,586,685

Change in Unrealized Appreciation (Depreciation) from Investments Still Held at March 31, 2021	$(446,544)

Significant unobservable valuation inputs for Level 3 investments as of March 31, 2021, are as follows:

Description	Fair Value at March 31, 2021	Valuation Techniques*	Unobservable Input	Price or Price Range	Weighted Average Price
Residential Mortgage-Backed Securities— Non-Agency (Interest Only Collateral Strip Rate Securities)	$797,689	Third-party Vendor	Vendor Prices	$0.419 - $2.269	$1.09
Residential Mortgage-Backed Securities— Non-Agency (Interest Only Securities)	$5,788,996	Third-party Vendor	Vendor Prices	$2.756 - $ 29.212	$10.48

Derivative Instruments: Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. A derivative contract may result in a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

For the quarter ended March 31, 2021, the Fund had derivatives and transactions in derivatives, grouped in the following risk categories:

	Equity Risk	Interest Rate Risk	Total
Asset Derivatives
Futures Contracts	$—	$1,276,591	$1,276,591

Total Value	$—	$1,276,591	$1,276,591

Liability Derivatives
Options Written	$(34,661)	$—	$(34,661)

Total Value	$(34,661)	$—	$(34,661)

Number of Contracts(1)
Options Written	288	—	288
Futures Contracts	—	292	292

(1)	Amount disclosed represents average number of contracts which are representative of the volume traded for the period ended March 31, 2021.

Mortgage-Backed and Other Asset-Backed Securities: The Fund may invest in MBS, which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (Ginnie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) or Federal National Mortgage Corporation (Fannie Mae). The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped MBS. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Mortgage-backed and other asset-backed securities held by the fund at March 31, 2021 are listed in the Fund’s Schedule of Investments.

Repurchase Agreements: The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement (“MRA”). In a repurchase agreement, the Fund will purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. The MRA permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. The Fund had no repurchase agreements outstanding at March 31, 2021.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions: The Fund may enter into when-issued, delayed-delivery or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, the Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate with market conditions. In addition, because the Fund is not required to pay for when-issued, delayed-delivery or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not set aside liquid assets to cover the commitment. To guard against this deemed leverage, the Fund monitors the obligations under these transactions on a daily basis and ensures that the Fund has sufficient liquid assets to cover them.

Security Lending: The Fund may lend its securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Fund can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Fund earns additional income for lending its securities by investing the cash collateral in short-term investments. The Fund did not lend any securities during the period ended March 31, 2021.

Derivatives:

Forward Foreign Currency Contracts: The Fund enters into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The Fund did not have any foreign currency forward contracts as of March 31, 2021.

Futures Contracts: The Fund may enter into futures contracts. The Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the period ended March 31, 2021, the Fund utilized treasury futures to help manage interest rate duration and credit market exposure. Futures contracts outstanding at March 31, 2021 are listed in the Fund’s Schedule of Investments.

Options: The Fund may purchase and sell put and call options on a security or an index of securities to enhance investment performance and to protect against changes in market prices. The Fund may also enter into currency options to hedge against or to take advantage of currency fluctuations.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If a Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

Purchasing foreign currency options gives a Fund the right, but not the obligation, to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These currency options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. Premiums paid for purchasing options that expired are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace the expiring series, and opening transactions in existing series may be prohibited.

OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. During the period ended March 31, 2021, the Fund entered into written option contracts to gain exposure to the equity market.

Swap Agreements: The Fund may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. The Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. The Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of the Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. The Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Fund’s maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.

The Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds (or other obligations of the reference entity with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever the Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and the Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. There were no swap agreements outstanding at March 31, 2021.

Note 2 — Restricted Securities

The Fund is permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Fund considers 144A securities to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted securities held by the Fund at March 31, 2021 are listed below:

Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
Citigroup Commercial Mortgage Trust, (12-GC8-XA), 1.74%, due 09/10/45	2/13/2015-2/26/2015	$291,928	$53,092	0.02%
GS Mortgage Securities Trust GSMS (12-GC6-XB), 0.20% due 01/10/2045	2/1/2018	141,354	29,539	0.01%
JPMorgan Chase Commercial Mortgage Securities Trust, (12-HSBC-XA), 1.43%, due 07/05/2032	10/11/2017	257,424	62,483	0.02%
Morgan Stanley Capital I Trust (12-C4-XA), 2.06% due 03/15/45	5/16/2018	330,226	41,422	0.01%
UBS Commercial Mortgage Trust (12-C1-XA), 2.06%, due 05/10/45	6/27/2017	374,249	55,267	0.02%
WFRBS Commercial Mortgage Trust (12-C8-XA), 1.78% due 08/15/2045	12/22/2017	280,154	60,570	0.02%

		$1,675,335	$302,373	0.10%